SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2003

HESKA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-2247	77-0192527
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1613 Prospect Parkway
Fort Collins, Colorado 80525

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(970) 493-7272

Item 7.       Financial Statements and Exhibits.

       (c)        Exhibits.

                    99.1      Press Release dated July 29, 2003.

Item 12.     Results of Operations and Financial Condition

        On July 29, 2003, Heska Corporation issued the press release furnished herewith as Exhibit 99.1 reporting financial results and earnings for the quarter ended June 30, 2003.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION a Delaware corporation
Dated: July 29, 2003	/s/Jason A. Napolitano JASON A. NAPOLITANO Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

     Exhibit Number                                                    Description

           99.1                           Press Release dated July 29, 2003